_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 2007



                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                    333-132232                  30-0183252
------------------------ --------------------------- ---------------------------
(STATE OR OTHER                (COMMISSION FILE          (I.R.S. EMPLOYER
JURISDICTION OF                   NUMBER)               IDENTIFICATION NO.)
INCORPORATION)



              383 Madison Avenue
           New York, New York 10l79                           10179
---------------------------------------------       ----------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

Registrant's telephone number, including area code, is (212) 272-2000

  _____________________________________________________________________________

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.


                                   By: /s/ Baron Silverstein
                                       -----------------------------------------
                                   Name:    Baron Silverstein
                                   Title:   Vice President

Dated:   January 31, 2007

                                  EXHIBIT INDEX


The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-132232, as noted below:

                                 Item 601(a) of
                             Regulation S-K Exhibit
      Exhibit Number                  No.                 Sequentially Numbered Description              Page
      --------------                  ---                 ---------------------------------              ----

            1                         5.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to legality

                                      8.1             Opinion of Greenberg Traurig, LLP with                4
                                                      respect to federal income tax matters
                                                      (contained in Exhibit 5.1)

                                                      Consent of Greenberg Traurig, LLP                     4
                                      23.1            (contained in Exhibit 5.1)

                                                      Opinion of Structured Asset Mortgage                  7
            2                         5.2             Investments II Inc. with respect to legality

                                                      Consent of Structured Asset Mortgage
                                                      Investments II Inc. (contained in Exhibit             7
                                      23.2            5.1)